EX-10.3

Execution Copy

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

GAMMACAN INTERNATIONAL, INC.

Warrants for the Purchase of

Shares of Common Stock, Par Value US$0.0001 Per Share

No. 200711-

          THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received ARP BIOMED LTD. (the “Holder”) is entitled to subscribe for, and purchase from, GAMMACAN INTERNATIONAL, INC., a Delaware corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time on or after November 26, 2007 (the “Effective Time”) until 5:00 P.M. New York City local time on the fifth anniversary of the Effective Time (the “Exercise Period”), an aggregate of 1,123,973 shares of common stock, par value US$0.0001 per share (the “Common Stock”) of the Company. This Warrant is initially exercisable at a price per share equal to US$0.46 subject to adjustment as provided herein; provided, however, that upon the occurrence of any of the events specified in Section 8 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean, depending on the context, the initial exercise price

(as set forth above) or the adjusted exercise price per share. Under certain circumstances described herein, in the event of a Change of Control (as hereinafter defined), this Warrant shall be deemed exercised in full and no Exercise Price shall be payable by the Holder, as described herein.

          As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share”. This Warrant is the Warrant described in the Share Purchase Agreement, dated as of November 26, 2007 (the “Share Purchase Agreement”), between ARP BioMed, Ltd. And GammaCan International, Inc.

          1.         (a)           Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the Effective Time and on or prior to the end of the Exercise Period. This Warrant shall initially be exercisable in whole or in part for an aggregate of 1,123,973 fully paid and nonassessable shares of Common Stock for an exercise price per share equal to the Exercise Price, by delivery to the Company at its office at Kiryat Ono Mall, Azorim Center A, 39 Jerusalem Street, 55423 Kiryat Ono, Israel, or at such other place as is designated in writing by the Company, of:

(i)           a completed Election to Purchase, in the form set forth in Exhibit I, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;

(ii)          this Warrant;

(iii)         if this Warrant is not registered in the name of the initial registered Holder, an assignment in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the current Holder; and

(iv)         subject to Section 1(b) hereof, payment of an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise in the form of, at the Holder’s option, (A) a certified or bank cashier’s check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.

                    (b)           Provided that this Warrant has not been transferred except to the stockholders of ARP Biomed Ltd. or by such stockholders to their respective Permitted Transferees, in accordance with, and subject to the conditions and limitations set forth in, the Share Purchase Agreement, in the event of a Change of Control, this Warrant, to the extent not theretofore exercised by the Holder, shall be deemed exercised in full and no Exercise Price shall be payable by the Holder. In such event, the Warrant Shares issuable upon such deemed exercise shall be delivered in accordance with the terms of this Warrants.

                     (c)           As used herein, “Change of Control” shall mean the occurrence of the following: any person (as the term “person” is used in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended) other than the Company, any subsidiary thereof, or any employee benefit plan of the Company or any subsidiary thereof, becomes the beneficial owner of 100% of the combined voting power of the then outstanding securities of Company entitled to vote generally in the election of directors or the sale of all or substantially all of the assets of the Company.

                      (d)           Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares to which such Holder shall be entitled, together with cash in lieu of any fraction of a Warrant Share otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued, and any person so designated to be the person or persons entitled to receive the Warrant Shares issuable upon exercise of this Warrant shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the close of business on the date of the surrender of this Warrant and full payment of the Exercise Price.

                      (e)           If this Warrant is exercised in respect of less than all of the Warrant Shares evidenced by this Warrant at any time prior to the end of the Exercise Period, a new Warrant evidencing the remaining Warrant Shares shall be issued to the Holder, or its nominee(s), without charge therefor.

          2.         Upon each exercise of the Holder’s rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

          3.         Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or

Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder.

          4.         The Company shall pay all federal and state taxes (other than taxes on income of the Holder), documentary taxes, stamp taxes, if any, and other governmental charges that may be imposed upon the issuance or delivery of this Warrant or upon the issuance or delivery of Warrant Shares upon the exercise of this Warrant, provided, however, that the Company shall not be required to pay any taxes payable in connection with any transfer involved in the issuance or delivery of any Warrants or Warrant Shares in a name other than that of the Holder in respect of which such Warrant Shares are issued. The Company may refuse to deliver the certificates representing the Warrant Shares being issued in a name other than the Holder’s name until the Company receives a sum sufficient to pay any tax that will be due because such shares are to be issued in a name other than the Holder’s name.

          5.         (a)           The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue), without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.

                     (b)           The transfer agent for the Common Stock and every subsequent transfer agent for any of the Company’s securities issuable upon the exercise of this Warrant shall be irrevocably authorized and directed at all times to reserve such number of authorized securities as shall be required for such purpose. The Company shall keep a copy of this Warrant on file with the transfer agent for the Common Stock and with every subsequent transfer agent for shares of the Company’s securities issuable upon the exercise of this Warrant. The Company shall supply such transfer agent with duly executed certificates representing the Common Stock or other securities for such purposes.

                    (c)           The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant; but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, and (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          6.        The Company will (i) obtain and keep effective any and all permits, consents and approvals of Federal or state governmental agencies and authorities and make all filings under Federal and state securities laws, that are required in connection with the issuance and delivery of this Warrant, the exercise of this Warrant, and the issuance and delivery of the Warrant Shares issued upon exercise of this Warrant, and (ii) have the Warrant Shares, upon their issuance, listed on each securities exchange on which the Common Stock (or any other securities included in Warrant Shares) are then listed.

          7.        If the Company purchases or otherwise acquires this Warrant, the Company shall cancel this Warrant, and any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

          8.        The Exercise Price for the Warrants in effect from time to time, and the number of Warrant Shares issuable upon exercise of the Warrants, shall be subject to adjustment as follows:

                     (a)           If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions (whether in cash or otherwise) on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 8(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                     (b)           When any adjustment is required to be made in the Exercise Price pursuant to subsection 8(a), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to product of the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

                     (c)           Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 8, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than fifteen (15) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Exercise Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Holder (but in any event not later than 15 days thereafter), furnish or cause to be furnished to the Holder a certificate setting forth (i) the Exercise Price then in effect and (ii) the number and class or series of Warrant Shares and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

                     (d)           All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                     (e)           The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Holder in cash on the basis of the Fair Market Value per Warrant Share, as determined pursuant to subsection 1(b) above.

          9.         Unless registered, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

          10.       The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like date, tenor and denomination , in lieu of such Warrant or stock certificate.

          11.       (a)           The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

                      (b)           No provision hereof, in the absence of affirmative action by Holder to Warrant Shares, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

          12.       Promptly upon the appointment of any subsequent transfer agent of the Common Stock, or any other securities issuable upon the exercise of this Warrant, the Company will deliver to the Holder a statement setting forth the name and address of such subsequent transfer agent.

          13.       All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

if to the Company:
GammaCan International, Inc.
Kiryat Ono Mall
Azorim Center A
39 Jerusalem Street
55423 Kiryat Ono, Israel

if to the Holder:
As set forth in the Warrant Register of the Company.

                     The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication mailed to the Holder shall be mailed by first class mail or other equivalent means at such Holder’s address and shall be sufficiently given to such Holder if so mailed within the time prescribed.

          14.       The Company and the Holder may from time to time supplement, modify or amend this Warrant.

          15.       Except as otherwise provided herein, all the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors, transferees and assigns hereunder.

          16.       The Company shall not merge or consolidate with or into any other entity unless the entity resulting from such merger or consolidation (if not the Company) shall expressly assume,

by supplemental agreement satisfactory in form to the Holder and executed and delivered to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company. The Warrant may be transferred as described in the Share Purchase Agreement and in the Lock-Up Agreement (as defined in the Share Purchase Agreement).

          17.       The validity, interpretation, and performance of this Warrant shall be governed by the laws of the State of Israel and the applicable courts in the Tel Aviv Jaffa District shall have exclusive jurisdiction over any claim and/or demand rising from this Warrant.

          18.       The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.

          19.       The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning hereof.

          20.       If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

          21.       This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          22.       In any action or proceeding brought to enforce any provision of this Warrant, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

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          23.       Each party hereto agrees to use all reasonable efforts to obtain all consents and approvals, and to do all other things, necessary for the transactions contemplated by this Warrant on or prior to the end of the Exercise Period. The parties agree to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.

Dated:

GAMMACAN INTERNATIONAL, INC.

By:
Name:
Title:

[Seal]

Secretary

EXHIBIT I

ELECTION TO PURCHASE

                      The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:

ISSUE TO:
(Name)

(Address, Including Zip Code)

(Social Security or Tax Identification Number)

DELIVER TO:
(Name)

(Address, Including Zip Code)

                      In payment of the purchase price with respect to this Warrant exercised, the undersigned hereby tenders payment of $           by (i) certified or bank cashiers check payable to the order of the Company ☐; or (ii) a wire transfer of such funds to an account designated by the Company ☐; or (iii) a Change of Control has taken place and this Warrant is deemed exercised pursuant to Section 1(b) ☐ (check applicable box). If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:
(Please Print)

Address:

Signature:	DATED:	,	200__

(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)

Signature Guaranteed:

EXHIBIT II

ASSIGNMENT

                      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant, with respect to the number of Warrant Shares set forth below:

Taxpayer
		Number of	Identification
Name of Assignee	Address	Warrant Shares	Number

and does hereby irrevocably constitute and appoint ___________________, Attorney, to make such transfer on the Warrant Register maintained at the principal office of the Company with full power of substitution in the premises.

Dated: _____, 200__
Signature

(Signature must conform in all respects to name of holder as specified on the face of this Warrant).

Signature Guaranteed: